UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 11, 2009

MTM Technologies, Inc.
(Exact name of registrant as specified in its charter)

New York	0-22122	13-3354896
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

1200 High Ridge Road, Stamford, Connecticut 06905
(Address of Principal Executive Offices)      (Zip Code)

Registrant’s telephone number, including area code:   (203) 975-3700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

(1)      Amended and Restated Notes and Warrants

          On February 11, 2009, MTM Technologies, Inc. (the “Company”) amended the Subordinated Promissory Note in the principal amount of $876,449 issued to FirstMark III, L.P. (“FirstMark III”) on January 29, 2009 (the “FirstMark III Note”) and the Subordinated Promissory Note in the principal amount of $123,551 issued to FirstMark III Offshore Partners, L.P. (“FirstMark Offshore” and, together with FirstMark III, “FirstMark”) on January 29, 2009 (the “FirstMark Offshore Note” and, together with the FirstMark III Note, the “Original Notes”) by issuing Amended and Restated Subordinated Promissory Notes in the same principal amounts to the same holders (the “Amended and Restated Notes”).

          The Amended and Restated Notes amend the Original Notes by (i) changing the maturity dates from February 13, 2009 (or the date on which the Company obtained all necessary consents to such payment from its senior lenders if later) to December 15, 2009, (ii) changing the interest rate on overdue unpaid principal or interest from 10.5% to 16.5% (or, in each case, the maximum rate permitted by applicable law) and (iii) changing the priority of payments if the Company is not able to pay the full amounts due under all of its Subordinated Promissory Notes from payments to the holder of each Subordinated Promissory Note in proportion to the amount of such Subordinated Promissory Note to payments to FirstMark with respect to all Subordinated Promissory Notes held by it (the “FirstMark Notes”) until such Subordinated Promissory Notes have been paid in full and then to Constellation with respect to the Subordinated Promissory Notes held by it (the “Constellation Notes”).

          Also on February 11, 2009, in connection with the issuance of the Amended and Restated Notes, the Company issued Warrants to purchase 120,889 shares of the next series of preferred stock to be designated by the Company at an exercise price of $0.725 per share to FirstMark III (the “FirstMark III Warrants”) and issued Warrants to purchase 17,042 shares of the next series of preferred stock to be designated by the Company at an exercise price of $0.725 per share to FirstMark Offshore (the “FirstMark Offshore Warrants” and, together with the FirstMark III Warrants, the “FirstMark Warrants”).

          The FirstMark Warrants expire on February 11, 2013. The holders of the FirstMark Warrants may exercise the purchase rights represented by the FirstMark Warrants at any time after the Company’s designation of the series of preferred stock for which they are exercisable. Cashless exercise is permitted.

          FirstMark currently owns approximately 57% of the Company’s voting stock and has the right to acquire up to 62% of the Company’s voting stock. Gerald A. Poch and Sterling Phillips are members of the Company’s Board of Directors and are also affiliated with FirstMark.

          The Amended and Restated Notes are filed herewith as Exhibits 10.1 and 10.2. The FirstMark Warrants are filed herewith as Exhibits 4.1 and 4.2. The foregoing description of the Amended and Restated Notes and the FirstMark Warrants does not purport to be complete, and is qualified in its entirety by reference to the full text of such documents, which are incorporated by reference herein.

(2)      Amendment to Subordinated Promissory Notes

          On February 11, 2009, the Company entered into an Amendment to Subordinated Promissory Notes with FirstMark and Constellation Venture Capital II, L.P. (“Constellation Venture”), Constellation Venture Capital Offshore II, L.P. (“Constellation Offshore”), The BSC Employee Fund VI, L.P. (“BSC”) and CVC II Partners, LLC (“CVC” and, together with Constellation Venture, Constellation Offshore and BSC, “Constellation”) (the “Amendment”).

          The Amendment (i) provides for the amendment of the Original Notes in the form of the Amended and Restated Notes, (ii) amends all Subordinated Promissory Notes issued to FirstMark (or its predecessors) or Constellation to change the priority of payments if the Company is not able to pay the full amounts due under all of its Subordinated Promissory Notes from payments to the holder of each Subordinated Promissory Note in proportion to the amount of such Subordinated Promissory Note to payments to FirstMark with respect to the FirstMark Notes until such Subordinated Promissory Notes have been paid in full and then to Constellation with respect to the Constellation Notes; (iii) amends the Constellation Notes to provide that the rights of Constellation to the payment of principal and interest with respect to such Constellation Notes are subordinated to the payment rights of FirstMark in connection with the FirstMark Notes (as well as the payment rights of the Senior Lenders with respect to the Senior Debt); and (iv) provides for the express subordination of the payment of the Constellation Notes to the prior payment in full of the FirstMark Notes.

          As noted above, FirstMark currently owns approximately 57% of the Company’s voting stock and has the right to acquire up to 62% of the Company’s voting stock and Gerald A. Poch and Sterling Phillips are members of the Company’s Board of Directors and are also affiliated with FirstMark. Additionally, Constellation currently owns approximately 15% of the Company’s voting stock and has the right to acquire up to 15% of the Company’s Voting Stock. Thomas Wasserman is a member of the Company’s Board of Directors and is also affiliated with Constellation.

          The Amendment is filed herewith as Exhibit 10.3. The foregoing description of the Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of such document, which is incorporated by reference herein.

Item 2.02        Results of Operations and Financial Condition.

          On February 13, 2009, the Company issued a press release announcing its financial results for the fiscal quarter ended December 31, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

          The information in this Item 2.02, including Exhibit 99.1, is being furnished, not filed, under Item 2.02, “Results of Operations and Financial Condition” in accordance with General Instruction B of Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-
Balance Sheet Arrangement of a Registrant.

          Reference is made to the description of the Amended and Restated Notes in Item 1.01 hereof which is incorporated by reference herein.

Item 3.02        Unregistered Sales of Equity Securities.

          Reference is made to the description of the FirstMark Warrants in Item 1.01 hereof which is incorporated by reference herein. Issuance of the FirstMark Warrants was required in connection with the issuance and sale of the Amended and Restated Notes.

          The Company issued and sold the FirstMark Warrants in reliance upon the exemption afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”). Certificates representing such securities contain restrictive legends preventing sale, transfer or other disposition, unless registered under the Securities Act or pursuant to an exemption thereunder. FirstMark received, or had access to, material information concerning the Company, including but not limited to, the Company’s reports on Form 10-K, Form 10-Q and Form 8-K, as filed with the Securities and Exchange Commission.

          The FirstMark Warrants entitle the holders to purchase shares of the Company’s next designated series of preferred stock. The terms of such future series have not yet been established.

          As stated above, the FirstMark Warrants are filed herewith as Exhibits 4.1 and 4.2. The foregoing description of the FirstMark Warrants does not purport to be complete, and is qualified in its entirety by reference to the full text of such documents, which are incorporated by reference herein.

Item 9.01        Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit 4.1	Warrant dated February 11, 2009 issued by MTM Technologies, Inc. to FirstMark III, L.P.

Exhibit 4.2	Warrant dated February 11, 2009 issued by MTM Technologies, Inc. to FirstMark III Offshore Partners, L.P.

Exhibit 10.1	Amended and Restated Subordinated Promissory Note dated February 11, 2009 issued by MTM Technologies, Inc. to FirstMark III, L.P.

Exhibit 10.2	Amended and Restated Subordinated Promissory Note dated February 11, 2009 issued by MTM Technologies, Inc. to FirstMark III Offshore Partners, L.P.

Exhibit 10.3	Amendment to Subordinated Promissory Notes dated February 11, 2009.

Exhibit 99.1	Press Release dated February 13, 2009.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTM TECHNOLOGIES, INC.
(Registrant)

February 18, 2009	By:	/s/ J.W. Braukman, III
J.W. Braukman, III
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit

Exhibit 4.1	Warrant dated February 11, 2009 issued by MTM Technologies, Inc. to FirstMark III, L.P.

Exhibit 4.2	Warrant dated February 11, 2009 issued by MTM Technologies, Inc. to FirstMark III Offshore Partners, L.P.

Exhibit 10.1	Amended and Restated Subordinated Promissory Note dated February 11, 2009 issued by MTM Technologies, Inc. to FirstMark III, L.P.

Exhibit 10.2	Amended and Restated Subordinated Promissory Note dated February 11, 2009 issued by MTM Technologies, Inc. to FirstMark III Offshore Partners, L.P.

Exhibit 10.3	Amendment to Subordinated Promissory Notes dated February 11, 2009.

Exhibit 99.1	Press Release dated February 13, 2009.